Exhibit 10.32
AMENDMENT AND WAIVER AGREEMENT
     This Amendment and Waiver Agreement (this “Agreement”) is made and entered into effective as of September 20, 2007, by and among TomoTherapy Incorporated, a Wisconsin corporation (the “Company”), and the undersigned Persons and entities listed on Exhibit A hereto (the “Investors”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Investment Agreement (as defined below).
RECITALS
     WHEREAS, the Investors and the Company have entered into that certain Amended and Restated Investment Agreement dated as of February 8, 2007 (as modified by this Agreement, the “Investment Agreement”); and
     WHEREAS, certain Rightholders desire to implement a Demand Registration of a portion of such Investors’ Registrable Securities pursuant to a Registration Statement on Form S-1 that the Company anticipates filing with the Securities and Exchange Commission in September 2007 (the “Proposed Offering”); and
     WHEREAS, in connection with the Proposed Offering, the Company and the Investors desire to allow the registration under the Securities Act of a portion of the Common Shares held by Persons other than the Investors but for which the orderly sale of such Common Shares in the Proposed Offering would likely be in the best interests of the Investors.
     NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
     1. Demand Registration. The Company and each Investor hereby acknowledges that the Proposed Offering constitutes a Demand Registration under Section 2.1(a) of the Investment Agreement.
     2. Amendment of Section 2.1(a). Each Investor hereby agrees that for purposes of the Proposed Offering only:
     (a) the fourth sentence of Section 2.1(a) shall be deleted and replaced with the following sentence:
     “Notwithstanding any other provision of this section, if the managing underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, then the Company shall so advise the Rightholders which would otherwise be underwritten pursuant to this provision, and the number of shares that may be included in the underwriting shall be allocated among the Rightholders and the Other Shareholders (as defined below), subject to the Participation Cap (as defined below), in proportion, as nearly as practicable, to the respective amounts of Investor Eligible Securities (as defined below) held by such Rightholders and Other Eligible Securities held by such Other Shareholders.”
     3. Waiver of Restriction on Grants of Registration Rights. The Company and each Investor hereby waives the provisions of Section 2.8 of the Investment Agreement to the extent necessary to permit the registration under the Securities Act in the Proposed Offering of;
               (a) Common Shares held by any Investor that are: (i) Registrable Securities; (ii) Common Shares acquired prior to the Company’s initial public offering, which are not Registrable Securities; and (iii) Common Shares issued or issuable upon the exercise of options or warrants that vested prior to or on August 31, 2007 (collectively, the “Investor Eligible Securities”); and
               (b) Common Shares held by any Persons other than Investors (“Other Shareholders”) that are (i) Common Shares acquired prior to the Company’s initial public offering, which are not Registrable Securities; and (ii) Common Shares issued or issuable upon the exercise of options or warrants that vested prior to or on August 31, 2007 ((i) and (ii) collectively, the “Other Eligible Securities”);
provided that the maximum number of Common Shares to be sold by the Other Shareholders in the Proposed Offering may not exceed thirty percent (30%) of the total number of Common Shares sold in the Proposed Offering (the “Participation Cap”).
     4. Waiver of Notice Requirements. The Company and each Investor hereby waives all notice and timing requirements set forth in Section 2.1 of the Investment Agreement as they relate to the Proposed Offering and acknowledges that this Agreement constitutes sufficient notice under the Investment Agreement.
     5. Effectiveness; Miscellaneous.
               (a) This Agreement shall become effective as of the first date first set forth above. Upon the earlier to occur of (i) the consummation of the Proposed Offering, or (ii) December 31, 2007, the amendments and waivers effected by this Agreement shall no longer be in effect and the Agreement shall be automatically amended to read in its entirety as it read prior to the effectiveness hereof (except that the Proposed Offering shall be considered a demand registration thereunder for purposes of the number of demand registrations required to be effected by the Company).
               (b) This Agreement and the Investment Agreement constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and such agreements supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

               (c) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
               (d) The laws of the State of Wisconsin shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under applicable principles of conflicts of laws.
               (e) Each reference to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Agreement and to whose benefit the provisions of this Waiver shall inure.
               (f) This Agreement may be executed via facsimile or by other electronic signature.
               (g) This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

COMPANY: TOMOTHERAPY INCORPORATED
By:	/s/ Frederick A. Robertson
Frederick A. Robertson
Chief Executive Officer

[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

/s/ Paul J. Reckwerdt

Paul J. Reckwerdt

Notices:	Paul J. Reckwerdt
c/o TomoTherapy Incorporated
1240 Deming Way
Madison, WI 53717-1954
Phone: (608) 824-2849
Email: preckwerdt@tomotherapy.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: ASCENSION HEALTH a Missouri nonprofit corporation as fiscal agent and nominee for certain of its wholly-owned subsidiaries
By:	/s/ Anthony J. Speranzo
Anthony J. Speranzo
Senior Vice President & Chief Financial Officer

Notices:	Attn: Matt Hermann
Phone: (314) 733-8112
Fax: (314) 733-8002
Email: mhermann@ascensionhealth.org
Attn: Jamie Wehrung
Phone: (314) 733-8116
Fax: (314) 733-8002
Email: jwehrung@ascensionhealth.org

With a copy to:	Joseph R. Impicciche, Esquire
Senior Vice President, Legal Services and General Counsel
Ascension Health
4600 Edmundson Rd.
St. Louis, MO 63134
Phone: (314) 733-8286
Fax: (314) 733-8013
E-mail: jimpicciche@ascensionhealth.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: HATHAWAY REVOCABLE TRUST UNDER AGREEMENT DATED FEBRUARY 10, 2005
By:	/s/ Stephen C. Hathaway
Stephen C. Hathaway, Trustee

By:	/s/ Elaine M. Hathaway
Elaine M. Hathaway, Trustee

Notices:	Stephen C. Hathaway
c/o TomoTherapy Incorporated
1240 Deming Way
Madison, WI 53717-1954
Phone: (608) 824-2838
Email: shathaway@tomotherapy.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: STEPHEN C. HATHAWAY GRANTOR RETAINED ANNUITY TRUST
By:	/s/ Stephen C. Hathaway
Stephen C. Hathaway, Trustee

Notices:	Stephen C. Hathaway
c/o TomoTherapy Incorporated
1240 Deming Way
Madison, WI 53717-1954
Phone: (608) 824-2838
Email: shathaway@tomotherapy.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: ELAINE M. HATHAWAY GRANTOR RETAINED ANNUITY TRUST
By:	/s/ Stephen C. Hathaway
Stephen C. Hathaway, Trustee

Notices:	Stephen C. Hathaway
c/o TomoTherapy Incorporated
1240 Deming Way
Madison, WI 53717-1954
Phone: (608) 824-2838
Email: shathaway@tomotherapy.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: AVALON TECHNOLOGY, LLC
By:	/s/ David Russell
David Russell
Executive Vice President, Avalon Captial Group

Notices:	c/o Avalon Portfolio, LLC
5786 LaJolla Blvd.
LaJolla, CA 92037
Attn: Jon McCloskey
Phone: (858) 551-4429
Email: jmccloskey@avalon.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

ADVANTAGE CAPITAL WISCONSIN
PARTNERS I, LIMITED PARTNERSHIP

By: Venture Investors LLC
Its: Sub-Manager

By:	/s/ John Neis
John Neis
Managing Director

Notices:	c/o Venture Investors LLC
505 South Rosa Road, #100
Madison, WI 53719-1262
Attn: John Neis, Managing Director
Phone: (608) 441-2700
Fax: (608) 441-2727
Email: john@ventureinvestors.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

BAIRD VENTURE PARTNERS I
LIMITED PARTNERSHIP

By: Baird Venture Partners Management Company I, L.L.C.
Its: General Partner

By:	/s/ Peter K. Shagory
Peter K. Shagory
Director

Notices:	c/o Baird Venture Partners
227 West Monroe Street, 22nd Floor
Chicago, IL 60606-5055
Attn: Michael Liang
Phone: (312) 609-5999
Email: mliang@rwbaird.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

BVP I AFFILIATES FUND
LIMITED PARTNERSHIP

By: Baird Venture Partners Management Company I, L.L.C.
Its: General Partner

By:	/s/ Peter K. Shagory
Peter K. Shagory
Director

Notices:	c/o Baird Venture Partners
227 West Monroe Street, 22nd Floor
Chicago, IL 60606-5055
Attn: Michael Liang
Phone: (312) 609-5999
Email: mliang@rwbaird.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

OPEN PRAIRIE VENTURES I, L.P.

By: Open Prairie Ventures Management I, LLC
Its: General Partner

By: Open Prairie Ventures, Inc.
Its: Manager

By:	/s/ James M. Schultz
James M. Schultz
President

Notices:	Open Prairie Ventures
400 East Jefferson, P.O. Box 187
Effingham, IL 62401
Attn: Jim Schultz
Phone: (217) 347-1010
Fax: (217) 347-1001
Email: jschultz@openprairie.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: THE ENDEAVORS GROUP, LLC
By:	/s/ Kevin Lindsey
Kevin Lindsey
Manager

Notices:	The Endeavors Group, LLC
Attn: Kevin Lindsey
9100 N. Swan Rd.
Milwaukee, WI 53224-1704
Phone: (414) 355-3000
Fax: (414) 355-8060
Email: klindsey@execpc.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: 780 TOMOTHERAPY PARTNERS
By:	/s/ Michael E. Skindrud
Michael E. Skindrud
Partner

Notices:	c/o Godfrey & Kahn
One East Main Street, Suite 500
Madison, WI 53703
Attn: Michael E. Skindrud
Phone: (608) 284-2619
Fax: (608) 257-0609
Email: mskindrud@gklaw.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: SKL INVESTMENT GROUP, LLC
By:	/s/ Steve Grissom
Steve Grissom, Administrative Officer

Notices:	SKL Investment Group, LLC
121 S. 17th Street
Mattoon, IL 61938
Attn: Steve Grissom
Phone: (217) 235-4410
Email: steven.grissom@consolidated.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: AKRA INVESTMENTS, LLC
By:	/s/ Bob Schultz
Bob Schultz, President

Notices:	c/o Schultz Investment Company
PO Box 218
Effingham, IL 62401
Attn: Bob Schultz
Phone: (217) 342-0802
Email: bschultz@schultzusa.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

Wade Fetzer III

Notices:	Wade Fetzer III
c/o Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606-6372
Email: wade.fetzer@gs.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

Frank J. Gambino

Notices:	Frank J. Gambino
1007 Farwell Court
Madison, WI 53704
Phone: (608) 240-9639
Email: fgambino@rwbaird.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

David A. Hackworthy

Notices:	David A. Hackworthy
639 Summit Road
Madison, WI 53704
Phone: (608) 241-2988
Email: dhackworthy-jr@rwbaird.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: HACKWORTHY FAMILY TRUST DATED MAY 24, 2003
By:
Patricia A. Hackworthy, Trustee

Notices:	2136 Van Hise Avenue
Madison, WI 53705
Phone: (608) 233-4400
Or
P.O. Box 392
Madison, WI 53701-0392
Phone: (608) 251-2351
Email: dhackworthy-jr@rwbaird.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:
/s/ Terry F. Kelly
Terry F. Kelly

/s/ Mary W. Kelly
Mary W. Kelly

Notices:	Terry F. and Mary W. Kelly
1007 Hillside Avenue
Madison, WI 53705-1116
Phone (work): (608) 274-5789
Phone (home): (608) 238-3734
Email: tkelly@wxc.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

Thomas S. King

Notices:	Thomas S. King
3582 Bishops Way
Middleton, WI 53562
Phone: (608) 242-4100 ext. 30373
Email: tkin1@amfam.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: GREY GHOST, LLC
By:

Name:

Title:

Notices:	Max G. and Shelley M. Lagally
5110 Juneau Road
Madison, WI 53705-4744
Phone: (608) 233-0071
Email: lagally@neep.engr.wisc.edu
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement r as of the date first written above.

INVESTOR:

Michael G. Laskis

Notices:	Michael G. Laskis
c/o Foley & Lardner
150 E. Gilman Street, PO Box 1497
Madison, WI 53701-1497
Phone: (608) 257-5035
Fax: (608) 258-4258
Email: mlaskis@foleylaw.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:
/s/ Kevin Lindsey
Kevin Lindsey

Notices:	Kevin Lindsey
c/o The Endeavors Group, LLC
9100 N. Swan Road
Milwaukee, WI 53224-1704
Phone: (414) 355-3000
Fax: (414) 355-8060
Email: klindsey@execpc.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

John J. McDonough

Notices:	c/o McDonough Medical Products Corp.
1407 Barclay Boulevard
Buffalo Grove, IL 60089
Phone: (847) 325-9774
Fax: (847) 541-8452
Email: jmcdono286@aol.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

Allison J. McDonough

Notices:	Allison J. McDonough
756 Mawman Avenue
Lake Bluff, IL 60044
Phone: (847) 615-9432
Fax: (312) 215-5080
Email: ejm101658@aol.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

Edwin J. McDonough

Notices:	c/o McDonough Medical Products Corp.
1407 Barclay Boulevard
Buffalo Grove, IL 60089
Phone: (847) 325-9774
Fax: (847) 541-8452
Email: ejm@mcdonoughmedical.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

John J. McDonough, Jr.

Notices:	John J. McDonough, Jr.
8225 Cobblestone Drive
Austin, TX 78735
Phone: (512) 394-0329
Fax: (512) 418-0111
Email: johnmcdonough1@mac.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

Joseph F. McDonough

Notices:	Joseph F. McDonough
6990 Apprentice Place
Middleton, WI 53562
Phone: (608) 831-2292
Fax: (425) 645-0313
E-mail: joe@joemcdonough.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

Dana L. McDonough

Notices:	Dana L. McDonough
310 Ravine Forest Drive
Lake Bluff, IL 60045
Phone: (847) 735-9772
Fax: (847) 735-9678
Email: mcdonod@comcast.net
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:
/s/ Cary J. Nolan
Cary J. Nolan

Notices:	Cary J. Nolan
10028 Hobart Road
Kirtland, OH 44094-9723
Phone: (440) 256-3903/3904
Fax: (440) 256-2900
Fax (winter): (949) 376-4554
Mobile: (216) 314-5651
Email: cnolan95@aol.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: ARDESTA EMPLOYEES’ 401(K) SAVINGS & INVESTMENT PLAN F/B/O CHRISTOPHER RIZIK
By:	/s/ Christopher L. Rizik
Christopher L. Rizik, Trustee

Notices:	Christopher L. Rizik
c/o Ardesta Employees’ 401(k) Savings &
Investment Plan
201 S. Main Street, Suite 1000
Ann Arbor, MI 48104
Email: chrisrizik@ardesta.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

/s/ Anne E. Ross
Anne E. Ross

Notices:	Anne E. Ross
c/o Foley & Lardner
150 E. Gilman Street, PO Box 1497
Madison, WI 53701-1497
Phone: (608) 257-5035
Fax: (608) 258-4258
Email: aross@foleylaw.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: RONALD D. SIPPEL REVOCABLE TRUST
By:
Ronald D. Sippel, Trustee

Notices:	Ronald D. Sippel
1312 Church Street
Evanston, IL 60201
Phone: (312) 559-8891
Email: rsippel@usa.net
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

Dennis Skogen

Notices:	Dennis Skogen
3154 Wacheeta Trail
Madison, WI 53711-5952
Phone: (608) 222-8600
Email: dennis@skogen.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: RICHARD D. SNYDER REVOCABLE TRUST
By:	/s/ Richard D. Snyder
Richard D. Snyder, Trustee

Notices:	c/o Richard D. Snyder
201 S. Main Street, Suite 1000
Ann Arbor, MI 48104
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

Marc Vaintrub

Notices:	Marc Vaintrub
843 West Webster Avenue
Chicago, IL 60614
Phone: (773) 525-1791
Email: marc@vaintrub.org
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

David G. Walsh

Notices:	David G. Walsh
c/o Foley & Lardner
150 E. Gilman Street
Madison, WI 53703-2808
Phone: (608) 257-5035
Fax: (608) 258-4258
Email: dwalsh@foleylaw.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: ALLAN A. WEISSBURG REVOCABLE TRUST
By:	/s/ Allan A. Weissburg
Allan A. Weissburg, Trustee

Notices:	c/o Allan A. Weissburg
11502 Hemingway Drive
Reston, VA 20194-1252
Phone: (703) 467-9855
Email: allan@weissburg.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: DAVID WEISSBURG AND LESLIE WEISSBURG, AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP

David Weissburg

Leslie Weissburg

Notices:	c/o David Weissburg
4213 Winnequah Road
Monona, WI 53716-1057
Phone: (608) 221-0023
Fax: (608) 221-9055
Email: david@weissburg.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

David Weissburg

Notices:	David Weissburg
4213 Winnequah Road
Monona, WI 53716-1057
Phone: (608) 221-0023
Fax: (608) 221-9055
Email: david@weissburg.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

Leslie Weissburg

Notices:	c/o David Weissburg
4213 Winnequah Road
Monona, WI 53716-1057
Phone: (608) 221-0023
Fax: (608) 221-9055
Email: david@weissburg.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: STATE OF WISCONSIN INVESTMENT BOARD
By:	/s/ Chris Prestigiacomo
Chris Prestigiacomo
Portfolio Manager

Notices:	121 East Wilson Street
Madison, WI 53702
Attn: Chris Prestigiacomo, Portfolio Manager
Phone: (608) 266-6723
Fax: (608) 266-2436
Email: chris.prestigiacomo@swib.state.wi.us
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

VENTURE INVESTORS EARLY STAGE FUND
II LIMITED PARTNERSHIP

By: Venture Investors Founders, L.P.
Its: General Partner

By: Venture Investors LLC
Its: General Partner

By:	/s/ John Neis
John Neis
Managing Director

Notices:	c/o Venture Investors LLC
505 South Rosa Road, #100
Madison, WI 53719-1262
Attn: John Neis, Managing Director
Phone: (608) 441-2700
Fax: (608) 441-2727
Email: john@ventureinvestors.com
     [Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

VENTURE INVESTORS EARLY STAGE FUND III LIMITED PARTNERSHIP

By: Venture Investors LLC
Its: General Partner

By:	/s/ John Neis
John Neis
Managing Director

Notices:
505 South Rosa Road, #100
Madison, WI 53719-1262
Attn: John Neis, Managing Director
Phone: (608) 441-2700
Fax: (608) 441-2727
Email: john@ventureinvestors.com
[Signature to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: WISCONSIN ALUMNI RESEARCH FOUNDATION
By:	/s/ Carl E. Gulbrandsen
Carl E. Gulbrandsen
Managing Director

By:	/s/ Carrie J. Thome
Carrie J. Thome
Associate Director of Investments

Notices:	614 Walnut Street (53705)
P.O. Box 7365
Madison, WI 53707-7365
Attn: Carrie J. Thome, Associate Director of
Investments
Phone: (608) 263-2500
Fax: (608) 263-1064
Email: cthome@warf.ws
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:
/s/ James Hanson
James Hanson

Notices:	James Hanson
3440 Highpoint Road
Madison, WI 53719
Phone (Mobile): (608) 358-0500
Email: jimhanson@tds.net
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

P. Schaefer Price

Amy J. Price

Notices:	P. Schaefer and Amy J. Price
c/o Pharmasset
303 College Road East
Princeton, NJ 08540
Phone: (404) 325-5183
Email: sprice@pharmasset.com
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH
By:	/s/ Steven P. VanNurden
Name:	Steven P. VanNurden
Its:	Assistant Treasurer

Notices:	Attn: Nathan L. Stacy
Mayo Medical Ventures
200 First Street, S.W.
Rochester, MN 55905
Phone: (507) 538-1652
Fax: (507) 284-5410
E-mail: stacy.nathan@mayo.edu
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR: SUNSHINE SUMMIT, LLC
By:	/s/ Jose Luis Pino-y-Torres
Its:	President

Notices:	Attn: Dr. Jose Luis Pino-y-Torres
22 Shady Lane
Sparta, NJ 07871
Phone: (973) 726-8718
Mobile: (407) 367-9731
Email: pinoytorres@earthlink.net
[Signature Page to Amendment and Waiver Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the date first written above.

INVESTOR:

John J. Barni

Notices:	John J. Barni
900 W. Hill Drive
Gates Mills, OH 44040-9684
Home: (440) 423-0747
Mobile: (440) 655-3889
Email: vwbug66@sbcglobal.net
[Signature Page to Amendment and Waiver Agreement]

EXHIBIT A
Investors
Reckwerdt, Paul J.
Barni, John
Stephen C. Hathaway and Elaine M. Hathaway, as
     Trustees of the Hathaway Revocable Trust under
     agreement dated February 10, 2005
Stephen C. Hathaway Grantor Retained Annuity Trust
Elaine M. Hathaway Grantor Retained Annuity Trust
Avalon Technology, LLC
Wisconsin Alumni Research Foundation
Venture Investors Early Stage Fund III L.P.
Venture Investors Early Stage Fund II L.P.
Advantage Capital Wisconsin Partners I, L.P.
Open Prairie Ventures I, L.P.
Mayo Foundation for Medical Education and Research
Endeavors Group, LLC, The
AKRA Investments, LLC
Ardesta Employees’ 401(k) Savings & Retirement
     Plan, f/b/o Christopher Rizik
Ascension Health
780 TomoTherapy Partners
Baird Venture Partners I L.P.
BVP I Affiliates Fund L.P.
Fetzer III, Wade
Gambino, Frank J.
Grey Ghost LLC
Hackworthy, David A.
Hackworthy Family Trust
Hanson, James
Kelly, Terry F. and Mary W.
King, Thomas S.
Laskis, Michael G.
Lindsey, Kevin
McDonough, John J.
McDonough, Allison J.
McDonough, Edwin J.
McDonough, John J. Jr.
McDonough, Joseph F.
McDonough, Dana L.
Nolan, Cary
Price, P. Schaefer and Amy J.
Ross, Anne E.
Ronald D. Sippel Revocable Trust

A-1

SKL Investment Group, LLC
Skogen, Dennis
Richard D. Snyder Revocable Trust
Sunshine Summit, LLC
Vaintrub, Marc
Walsh, David G.
Weissburg, Allan A. Revocable Trust
Weissburg, David and Leslie, as joint tenants with
     right of survivorship
Weissburg, David
Weissburg, Leslie
State of Wisconsin Investment Board

A-2